UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 11, 2008

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code:   (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions::

⃞ Written communications pursuant to Rule 425 under the Securities Act.

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Departure of Director

On December 11, 2008, Pzena Investment Management, Inc. (the “Company”) announced that Myron E. Ullman, a member of the Company’s Board of Directors (the “Board”), as well as its Audit and Compensation Committees and Chairman of its Nominating and Corporate Governance Committee, stepped down as a result of his recent appointment to the Federal Reserve Bank of Dallas Board of Directors.  A copy of the news released is furnished herewith as Exhibit 99.1.

(d) Election of Director

On December 11, 2008, at the recommendation of its Nominating and Corporate Governance Committee, the Board elected Mr. Ronald W. Tysoe an independent member of the Board, its Audit and Compensation Committees and Chairman of its Nominating and Corporate Governance Committee.

Mr. Tysoe served as a senior advisor at Perella Weinberg Partners LP, a boutique investment banking firm in New York from October 2006 through September 2007.  Prior to that he was vice chairman, finance and real estate, of Federated Department Stores, Inc. (now Macy’s, Inc.), a position he held since April of 1990.  He served as chief financial officer of Federated from 1990 to 1997, and served on the Federated board of directors from 1988 until May of 2005.

Mr. Tysoe is a member of the board of directors of Cintas Corporation, a uniform rental and supply company, where he serves as a member of the audit and corporate governance committees.  He is also a member of the board of directors of Taubman Centers, Inc., a real estate investment trust, where he serves as a member of the audit committee.  Mr. Tysoe is a member of the board of directors of Scripps Networks Interactive, Inc., a media and broadcasting enterprise, where he serves as chairman of the audit committee and as a member of the compensation committee. He is also a member of the board of directors of Canadian Imperial Bank of Commerce, and serves on the audit committee. In addition he is a director and member of the audit committee of NRDC Acquisition Corp., a Special Purpose Acquisition Corporation (SPAC) listed on the Amex exchange.  A copy of the news released is furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
10.1	Indemnification Agreement for Ronald W. Tysoe, dated as of December 11, 2008, by and among Pzena Investment Management, Inc. and Ronald W. Tysoe

99.1	Press release, dated December 11, 2008, of Pzena Investment Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 11, 2008

PZENA INVESTMENT MANAGEMENT, INC.

		By:	/s/ Wayne A. Palladino
			Name:	Wayne A. Palladino
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Indemnification Agreement for Ronald W. Tysoe, dated as of December 11, 2008, by and among Pzena Investment Management, Inc. and Ronald W. Tysoe

99.1	Press release, dated December 11, 2008, of Pzena Investment Management, Inc.